PRELIMINARY COPY

                     AMERICAN VARIABLE INSURANCE SERIES
             333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA  90071

GLOBAL GROWTH FUND
GLOBAL SMALL CAPITALIZATION FUND
GROWTH FUND
INTERNATIONAL FUND
NEW WORLD FUND
GROWTH-INCOME FUND
ASSET ALLOCATION FUND
BOND FUND
HIGH-YIELD BOND FUND
U.S. GOVERNMENT/AAA-RATED SECURITIES FUND
CASH MANAGEMENT FUND

Important Information for Contract Owners:

 A meeting of shareholders of the 11 funds listed above (each a "Fund" and collectively, the "Funds") comprising American Variable Insurance Series (the "Series") will be held at the offices of the Series, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, June 20, 2000 at 1:00 P.M., local time. These materials discuss the proposals to be voted on at the meeting, and contain a Proxy Statement and Proxy Instruction Card.

 All of the Funds' outstanding shares are owned of record by the separate accounts of insurance companies. These companies use the Funds as the underlying investment for variable annuity and variable life insurance contracts issued by them. A Proxy Instruction Card is, in essence, a ballot. When you complete your Proxy Instruction Card, it tells your insurance company how to vote its proxy on important issues relating to the Fund(s) underlying your insurance contract. If you complete and sign the Proxy Instruction Card, the shares of the Funds related to your insurance contract will be voted exactly as you instruct. If you simply sign the Proxy Instruction Card without otherwise completing it, your insurance company will vote these shares for the proposals. If you do not return a Proxy Instruction Card at all, your insurance company will vote these shares in the same proportion as shares for which instructions have been received from other owners of insurance contracts.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL PROPOSALS.

 We are sure that you, like most people, lead a busy life and are tempted to put these materials aside for another day. Please don't delay. We urge you to review the Proxy Statement and mark, sign and return the enclosed Proxy Instruction Card today. If Contract owners do not return their signed Proxy Instruction Cards, additional expenses may be incurred to pay for follow-up mailings and telephone calls. PLEASE BE SURE TO SIGN AND RETURN EACH PROXY INSTRUCTION CARD REGARDLESS OF HOW MANY YOU RECEIVE.

 If you have any questions regarding the issues to be voted on or need assistance in completing your Proxy Instruction Card, please contact us at
(800) XXX-XXXX. Thank you for investing with us and for your continuing support.

Sincerely,
James F. Rothenberg           James K. Dunton
CHAIRMAN OF THE BOARD         PRESIDENT

                                                        PRELIMINARY COPY

                        AMERICAN VARIABLE INSURANCE SERIES
                                     ________
                                GLOBAL GROWTH FUND
                         GLOBAL SMALL CAPITALIZATION FUND
                                   GROWTH FUND
                                INTERNATIONAL FUND
                                  NEW WORLD FUND
                                 GROWTH-INCOME FUND
                               ASSET ALLOCATION FUND
                                     BOND FUND
                                HIGH-YIELD BOND FUND
                      U.S. GOVERNMENT/AAA-RATED SECURITIES FUND
                                CASH MANAGEMENT FUND
                                      ________
                         NOTICE OF MEETING OF SHAREHOLDERS
                                  JUNE 20, 2000
                                      ________

TO THE SHAREHOLDERS OF
AMERICAN VARIABLE INSURANCE SERIES:

 A meeting of shareholders of the funds listed above (each a "Fund" and collectively, the "Funds") comprising American Variable Insurance Series (the "Series") will be held at the offices of the Series, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, June 20, 2000 at 1:00 P.M., local time. Each of the Funds represents a separate, fully managed portfolio of securities with its own investment objective(s) and policies and two classes of shares -- Class 1 and Class 2. The meeting is being held to consider and vote on the following matters for each Fund as indicated below and described under the corresponding numbers in the accompanying Proxy Statement:

1. The election of a Board of 10 Trustees (Proposal 1 -- ALL FUNDS).

2. A proposal to eliminate or revise certain of the funds's investment restrictions
  (Proposal 2 - ALL FUNDS except, for Items 2A and 2B, Cash Management Fund).

3. Approval of an amendment to the Declaration of Trust to change the name of the Series
  (Proposal 3 - ALL FUNDS).

4. The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants for the Series for the fiscal year 2000 (Proposal
4 - ALL FUNDS).

  The Board of Trustees has fixed the close of business on April 14, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF EACH FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY INSTRUCTION CARD, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. YOUR SIGNING IT WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

    By order of the Board of Trustees,
    CHAD L. NORTON
    SECRETARY

May XX, 2000

                                   IMPORTANT

YOU CAN HELP THE SERIES AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY INSTRUCTION CARD. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY INSTRUCTION CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                            PRELIMINARY COPY

                      AMERICAN VARIABLE INSURANCE SERIES
              333 SOUTH HOPE STREET, LOS ANGELES, CALIFORNIA 90071
                                    ________
                                 PROXY STATEMENT
                             MEETING OF SHAREHOLDERS
                                  JUNE 20, 2000
                                    ________

 The enclosed proxy is solicited by the Board of Trustees of the Series in connection with the meeting of shareholders of the Global Growth, Global Small Capitalization, Growth, International, New World, Growth-Income, Asset Allocation, Bond, High-Yield Bond, U.S. Government/AAA-Rated Securities and Cash Management Funds to be held at the offices of the Series, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, June 20, 2000 at 1:00 P.M., local time.

 All of the Funds' outstanding shares are owned of record by the separate accounts of insurance companies (the "Participating Insurance Companies") that use the Funds as the underlying investment for variable annuity and variable life insurance contracts. Under current law, the Participating Insurance Companies are required to solicit voting instructions from contract owners who beneficially own shares in the Funds as of the record date noted below. If you complete and sign the enclosed Proxy Instruction Card, the Participating Insurance Company that issued your insurance contract will vote the shares of the Fund(s) related to your contract exactly as you instruct. If you simply sign the Proxy Instruction Card without otherwise completing it, your Participating Insurance Company will vote these shares for the proposals. If you do not return a Proxy Instruction Card at all, your Participating Insurance Company will vote these shares in the same proportion as shares for which instructions have been received from other owners of contracts.

  You can revoke a Proxy Instruction Card prior to its exercise, either by filing with the Participating Insurance Company a written notice of revocation, or by delivering a duly executed Proxy Instruction Card bearing a later date. Because contract owners are indirectly invested in the Funds through their contracts and have the right to instruct the Participating Insurance Companies how to vote shares of the Funds on all matters requiring a shareholder vote, contract owners should consider themselves shareholders of the Funds for purposes of this Proxy Statement. This Proxy Statement and Proxy Instruction Card were first mailed to shareholders on or about May XX, 2000.

 The Series is a fully managed, diversified, open-end investment company consisting of 11 funds, each of which represents a separate fully managed portfolio of securities with its own investment objective(s) and policies, and two classes of shares -- Class 1 and Class 2. At the close of business on April 14, 2000, the record date fixed by the Board of Trustees for the determination of shareholders entitled to notice of and to vote at the meeting, the following were the outstanding share balances for the Funds:

Fund                   Class 1             Class 2

Global Growth

Global Small Capitalization

Growth

International

New World

Growth-Income

Asset Allocation

Bond

High-Yield Bond

U.S. Government/
AAA-Rated Securities

Cash Management


 Each share of the Series (whether Class 1 or Class 2) is entitled to one vote. There is no provision for cumulative voting. No contract owner is known by the Series to own beneficially 5% or more of the outstanding shares of any Fund.

 Shareholders of each Fund will vote separately with respect to Proposal 2 (if applicable); shareholders of each Fund will vote together on Proposals 1, 3 and
4. Class 1 and Class 2 shareholders of each Fund will vote together on all Proposals.

 With respect to the election of trustees (Proposal 1), the 10 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of the lesser of (a) 67% or more of all shares present in person or by proxy, provided the holders of more than 50% of all outstanding voting shares are present or represented by proxy, or (b) more than 50% of all outstanding voting shares on the record date. The vote to approve Proposal 3 is the affirmative vote of more than 50% of all outstanding voting shares on the record date. The vote required to approve Proposal 4 is the affirmative vote of a majority of all shares present in person or represented by proxy.

 If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for up to 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

                       PROPOSAL 1:  ELECTION OF TRUSTEES

 Ten trustees are to be elected at the meeting, each to hold office until the next meeting and until a successor is elected and qualified. Because meetings of shareholders will not be held each year, the trustees' terms will be indefinite in length. All of the nominees for trustee except Lee A. Ault III, James K. Dunton, Leonard R. Fuller, Donald D. O'Neal, and Kirk P. Pendleton were elected by shareholders at their last Meeting on March 14, 1995. Mr. Pendleton was elected by the Board of Trustees in 1996, Mr. Ault and Mr. Fuller were elected by the Board of Trustees in 1999, and Mr. Dunton and Mr. O'Neal were nominated by the Board of Trustees in 2000.

 Each of the nominees has agreed to serve as trustee if elected. If, due to presently unforeseen circumstances, any nominee is not available for election, the persons named as proxies will vote the signed but unmarked proxies and those marked for the nominated trustees for such other nominee as the present directors may recommend. The table below sets forth certain information regarding the nominees.

NAME OF NOMINEE      CURRENT PRINCIPAL OCCUPATION AND           YEAR FIRST ELECTED A     MEMBERSHIPS ON
(POSITION WITH       PRINCIPAL EMPLOYMENT DURING PAST FIVE      DIRECTOR                 BOARDS OF OTHER
FUND)AND AGE         YEARS #                                                             REGISTERED
                                                                                         INVESTMENT
                                                                                         COMPANIES AND
                                                                                         PUBLICLY
                                                                                         HELD COMPANIES

LEE A. AULT III      CHAIRMAN, IN-Q-IT, INC.; FORMER CHIEF      1999                     EQUIFAX, INC.
  (TRUSTEE)          EXECUTIVE OFFICER, TELECREDIT, INC.                                 OFFICE DEPOT, INC.
  63                                                                                     SUNRISE MEDICAL,
                                                                                         INC.

H. FREDERICK         PRIVATE INVESTOR; FORMER PRESIDENT         1994                     THE AMERICAN FUNDS
CHRISTIE             AND CHIEF EXECUTIVE OFFICER, THE                                    GROUP
  (TRUSTEE)          MISSION GROUP (NON-UTILITY HOLDING                                  (DIRECTOR/TRUSTEE
  66                 COMPANY, SUBSIDIARY OF SOUTHERN                                     - 18 FUNDS)
                     CALIFORNIA EDISON COMPANY)

JOE E. DAVIS         PRIVATE INVESTOR: FORMER CHAIRMAN OF       1991                     BMC INDUSTRIES,
  (TRUSTEE)          THE BOARD, LINEAR CORPORATION; FORMER                               INC.
  65                 PRESIDENT, AND CHIEF EXECUTIVE                                      FREYMILLER
                     OFFICER, NATIONAL HEALTH ENTERPRISES,                               TRUCKING, INC.
                     INC.                                                                WILSHIRE
                                                                                         TECHNOLOGIES, INC.

JAMES K. DUNTON*     SENIOR VICE PRESIDENT AND DIRECTOR,        NOMINEE                  THE AMERICAN FUNDS
  (PRESIDENT AND     CAPITAL RESEARCH AND MANAGEMENT                                     GROUP
NOMINEE)             COMPANY                                                              (DIRECTOR - 1
  62                                                                                     FUND)

MARTIN FENTON        CHAIRMAN, SENIOR RESOURCE GROUP, LLC       1995                     THE AMERICAN FUNDS
  (TRUSTEE)          (DEVELOPMENT AND MANAGEMENT OF SENIOR                               GROUP
  64                 LIVING COMMUNITIES)                                                  (DIRECTOR/TRUSTEE
                                                                                         - 14 FUNDS)
                                                                                         RAINTREE
                                                                                         HEALTHCARE
                                                                                         CORPORATION

LEONARD R. FULLER    PRESIDENT, FULLER CONSULTING               1999                     THE AMERICAN FUNDS
  (TRUSTEE)          (FINANCIAL MANAGEMENT CONSULTING                                    GROUP
  53                 FIRM)                                                                (DIRECTOR/TRUSTEE
                                                                                         - 12 FUNDS)

MARY MYERS           PRIVATE INVESTOR, FORMER OWNER AND         1994                     THE AMERICAN FUNDS
KAUPPILA             PRESIDENT, ENERGY INVESTMENT, INC.                                  GROUP
  (TRUSTEE)                                                                               (DIRECTOR/TRUSTEE
  46                                                                                     - 4 FUNDS)

DONALD D. O'NEAL*    SENIOR VICE PRESIDENT, CAPITAL             NOMINEE
  (NOMINEE)          RESEARCH AND MANAGEMENT COMPANY
  39

KIRK P. PENDLETON    CHAIRMAN AND CHIEF EXECUTIVE OFFICER,      1996                     THE AMERICAN FUNDS
  (TRUSTEE)          CAIRNWOOD, INC. (VENTURE CAPITAL                                    GROUP
  60                 INVESTMENT)                                                          (DIRECTOR/TRUSTEE
                                                                                         - 5 FUNDS)
                                                                                         YORK GROUP, INC.

JAMES F.             PRESIDENT AND DIRECTOR, CAPITAL            1995                     THE AMERICAN FUNDS
ROTHENBERG*          RESEARCH AND MANAGEMENT COMPANY                                     GROUP
  (CHAIRMAN OF                                                                            (DIRECTOR/TRUSTEE
THE BOARD)                                                                               - 2 FUNDS)
  53                                                                                     __________________


# CORPORATE POSITIONS, IN SOME INSTANCES, MAY HAVE CHANGED DURING THIS PERIOD.

* IS CONSIDERED AN "INTERESTED PERSON" OF THE SERIES WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"), ON THE BASIS OF AFFILIATION WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY (THE "INVESTMENT ADVISER"). THE INVESTMENT ADVISER IS A WHOLLY OWNED SUBSIDIARY OF THE CAPITAL GROUP COMPANIES, INC.

 CAPITAL RESEARCH AND MANAGEMENT COMPANY MANAGES THE AMERICAN FUNDS GROUP CONSISTING OF 29 FUNDS: AMCAP FUND, AMERICAN BALANCED FUND, INC., AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC., AMERICAN HIGH-INCOME TRUST, AMERICAN MUTUAL FUND, INC., THE BOND FUND OF AMERICA, INC., THE CASH MANAGEMENT TRUST OF AMERICA, CAPITAL INCOME BUILDER, INC., CAPITAL WORLD GROWTH AND INCOME FUND, INC., CAPITAL WORLD BOND FUND, INC., EUROPACIFIC GROWTH FUND, FUNDAMENTAL INVESTORS, INC., THE GROWTH FUND OF AMERICA, INC., THE INCOME FUND OF AMERICA, INC., INTERMEDIATE BOND FUND OF AMERICA, THE INVESTMENT COMPANY OF AMERICA, LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA, THE NEW ECONOMY FUND, NEW PERSPECTIVE FUND, INC., NEW WORLD FUND, INC., SMALLCAP WORLD FUND, INC., THE TAX-EXEMPT BOND FUND OF AMERICA, INC., THE TAX-EXEMPT FUND OF CALIFORNIA, THE TAX-EXEMPT FUND OF MARYLAND, THE TAX-EXEMPT FUND OF VIRGINIA, THE TAX-EXEMPT MONEY FUND OF AMERICA, THE U.S. TREASURY MONEY FUND OF AMERICA, U.S. GOVERNMENT SECURITIES FUND AND WASHINGTON MUTUAL INVESTORS FUND, INC. CAPITAL RESEARCH AND MANAGEMENT COMPANY ALSO MANAGES AMERICAN VARIABLE INSURANCE SERIES AND ANCHOR PATHWAY FUND WHICH SERVE AS THE UNDERLYING INVESTMENT VEHICLES FOR CERTAIN VARIABLE INSURANCE CONTRACTS; AND ENDOWMENTS, WHOSE SHAREHOLDERS ARE LIMITED TO (I) ANY ENTITY EXEMPT FROM TAXATION UNDER SECTION 501(C)(3) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("501(C)(3) ORGANIZATION"); (II) ANY TRUST, THE PRESENT OR FUTURE BENEFICIARY OF WHICH IS A 501(C)(3) ORGANIZATION; AND (III) ANY OTHER ENTITY FORMED FOR THE PRIMARY PURPOSE OF BENEFITING A 501(C)(3) ORGANIZATION. AN AFFILIATE OF CAPITAL RESEARCH AND MANAGEMENT COMPANY, CAPITAL INTERNATIONAL, INC., MANAGES EMERGING MARKETS GROWTH FUND, INC.
                                  ____________
 THE SERIES HAS AN AUDIT COMMITTEE COMPOSED OF LEE A. AULT III, H. FREDERICK CHRISTIE, JOE E. DAVIS, AND MARTIN FENTON. THE FUNCTION OF THE COMMITTEE INCLUDES SUCH SPECIFIC MATTERS AS RECOMMENDING THE INDEPENDENT ACCOUNTANT TO THE BOARD OF TRUSTEES, REVIEWING THE AUDIT PLAN AND RESULTS OF THE AUDITS AND CONSIDERING OTHER MATTERS DEEMED APPROPRIATE FOR CONSIDERATION BY THE BOARD OF TRUSTEES AND/OR THE COMMITTEE.

 THE SERIES HAS A NOMINATING COMMITTEE COMPOSED OF LEE A. AULT III, JOE E. DAVIS AND MARY MYERS KAUPPILA. THE COMMITTEE'S FUNCTIONS INCLUDE SELECTING AND RECOMMENDING TO THE BOARD OF TRUSTEES NOMINEES FOR ELECTION AS TRUSTEES OF THE SERIES. WHILE THE COMMITTEE NORMALLY IS ABLE TO IDENTIFY FROM ITS OWN RESOURCES AN AMPLE NUMBER OF QUALIFIED CANDIDATES, IT WILL CONSIDER SHAREHOLDER SUGGESTIONS OF PERSONS TO BE CONSIDERED AS NOMINEES TO FILL FUTURE VACANCIES ON THE BOARD. SUCH SUGGESTIONS MUST BE SENT IN WRITING TO THE NOMINATING COMMITTEE OF THE SERIES, C/O THE SERIES' SECRETARY, AND MUST BE ACCOMPANIED BY COMPLETE BIOGRAPHICAL AND OCCUPATIONAL DATA ON THE PROSPECTIVE NOMINEE, ALONG WITH A WRITTEN CONSENT OF THE PROSPECTIVE NOMINEE TO CONSIDERATION OF HIS OR HER NAME BY THE COMMITTEE. SEE ALSO "SHAREHOLDER PROPOSALS."

 THE SERIES HAS A CONTRACTS COMMITTEE COMPOSED OF ALL TRUSTEES WHO ARE NOT CONSIDERED TO BE "INTERESTED PERSONS" OF THE SERIES WITHIN THE MEANING OF THE 1940 ACT. THE CONTRACTS COMMITTEE'S FUNCTION IS TO REQUEST, REVIEW AND CONSIDER THE INFORMATION DEEMED NECESSARY TO EVALUATE THE TERMS OF THE INVESTMENT ADVISORY AND SERVICE AGREEMENT AND THE PLAN OF DISTRIBUTION UNDER RULE 12B-1 THAT THE SERIES PROPOSES TO ENTER INTO, RENEW OR CONTINUE, AND TO MAKE ITS RECOMMENDATIONS TO THE FULL BOARD OF TRUSTEES ON THESE MATTERS.

 THERE WERE FOUR BOARD OF TRUSTEES, TWO AUDIT COMMITTEE, ONE NOMINATING COMMITTEE AND ONE CONTRACTS COMMITTEE MEETINGS DURING THE YEAR ENDED DECEMBER 31, 1999. ALL INCUMBENT TRUSTEES ATTENDED 100% OF ALL BOARD MEETINGS AND MEETINGS OF THE COMMITTEES OF WHICH THEY WERE MEMBERS.

 THE SERIES PAYS NO SALARIES OR OTHER COMPENSATION TO ITS TRUSTEES OTHER THAN TRUSTEES' FEES, WHICH ARE PAID TO THOSE TRUSTEES WHO ARE UNAFFILIATED WITH THE INVESTMENT ADVISER AS DESCRIBED BELOW.

DIRECTOR COMPENSATION         AGGREGATE COMPENSATION                TOTAL COMPENSATION               TOTAL
                              (INCLUDING VOLUNTARILY                (INCLUDING                       NUMBER
                              DEFERRED COMPENSATION /1/)            VOLUNTARILY DEFERRED             OF FUND
                              FROM THE SERIES DURING THE            COMPENSATION /1/)                BOARDS
TRUSTEE                       FISCAL YEAR ENDED 11/30/99            FROM ALL FUNDS                   ON
                              AND ONE-MONTH ENDED                   MANAGED BY CAPITAL               WHICH
                              12/31/99                              RESEARCH AND                     TRUSTEE
                                                                    MANAGEMENT COMPANY OR            SERVES
                                                                    ITS AFFILIATES /2/               /2/
                                                                    FOR THE YEAR ENDED
                                                                    11/30/99 AND ONE-MONTH
                                                                    ENDED 12/31/99

Lee A. Ault III               $ 11,667            $ 13,500           $ 11,667        $ 13,500         1

H. Frederick Christie         33,500/3/           13,500/3/          204,200         33,150           18

Joe E. Davis                  36,500              13,500             36,500          13,500           1

James K. Dunton               none/4/                                none/4/                          1
(nominee)

Martin Fenton                 34,500/3/           13,500/3/          124,700         15,900           16

Leonard R. Fuller             11,667              13,500             60,867          20,200           13

Mary Myers Kauppila           32,500/3/           13,500/3/          115,500         23,250           5

Donald D. O'Neal              none/4/                                none/4/
(nominee)

Kirk P. Pendleton             30,500/3/           13,500/3/          135,000         19,5007

James F. Rothenberg           none/4/                                none/4/                          1


/1/ Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the trustee.

/2/ Includes funds managed by Capital Research and Management Company and affiliates.

/3/ Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Series (plus earnings thereon) as of the fiscal year ended December 31, 1999 for participating directors is as follows: H. Frederick Christie ($155,207), Martin Fenton ($49,789), Mary Myers Kauppila ($223,397), and Kirk P. Pendleton ($164,951). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the director.

/4/ James K. Dunton, Donald D. O'Neal and James F. Rothenberg are affiliated with the Series' Investment Adviser and, therefore, receive no remuneration from the Series.
                            OTHER EXECUTIVE OFFICERS

NAME                           PRINCIPAL OCCUPATION /1/                             OFFICER
(POSITION WITH SERIES)                                                              CONTINUOUSLY
AND AGE                                                                             SINCE/2/

ABNER D. GOLDSTINE             SENIOR VICE PRESIDENT AND DIRECTOR,                  1993
(SENIOR VICE                   CAPITAL RESEARCH AND MANAGEMENT COMPANY
PRESIDENT)
  70

MICHAEL J. DOWNER              SENIOR VICE PRESIDENT -- FUND BUSINESS               1991
(SENIOR VICE                   MANAGEMENT GROUP, CAPITAL RESEARCH AND
PRESIDENT)                     MANAGEMENT COMPANY
  45

ALAN N. BERRO                  SENIOR VICE PRESIDENT, CAPITAL RESEARCH              1999
(VICE PRESIDENT)               COMPANY
  40

CLAUDIA P. HUNTINGTON          SENIOR VICE PRESIDENT, CAPITAL RESEARCH              1994
(VICE PRESIDENT)               COMPANY
  38

ROBERT W. LOVELACE             VICE PRESIDENT, CAPITAL RESEARCH AND                 1997
(VICE PRESIDENT)               MANAGEMENT COMPANY
  38

JOHN H. SMET                   VICE PRESIDENT, CAPITAL RESEARCH AND                 1994
(VICE PRESIDENT)               MANAGEMENT COMPANY
  43

SUSAN M. TOLSON                VICE PRESIDENT, CAPITAL RESEARCH AND                 1999
(VICE PRESIDENT)               MANAGEMENT
  36                           COMPANY

CHAD L. NORTON                 VICE PRESIDENT -- FUND BUSINESS MANAGEMENT           1994
(SECRETARY)                    GROUP, CAPITAL RESEARCH AND MANAGEMENT
  39                           COMPANY

ROBERT P. SIMMER               VICE PRESIDENT -- FUND BUSINESS MANAGEMENT           1994
(TREASURER)                    GROUP, CAPITAL RESEARCH AND MANAGEMENT
  39                           COMPANY

SHERYL F. JOHNSON              ASSISTANT VICE PRESIDENT -- FUND BUSINESS            1997
(ASSISTANT TREASURER)          MANAGEMENT GROUP, CAPITAL RESEARCH AND
  31                           MANAGEMENT COMPANY

DAVID A. PRITCHETT             ASSISTANT VICE PRESIDENT -- FUND BUSINESS            1998
(ASSISTANT TREASURER)          MANAGEMENT GROUP, CAPITAL RESEARCH AND
  33                           MANAGEMENT COMPANY


_____________
/1/ THE OCCUPATIONS SHOWN REFLECT THE PRINCIPAL EMPLOYMENT OF EACH INDIVIDUAL DURING THE PAST FIVE YEARS. CORPORATE POSITIONS, IN SOME INSTANCES, MAY HAVE CHANGED DURING THIS PERIOD.

/2/ OFFICERS HOLD OFFICE UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED, OR UNTIL THEY RESIGN OR ARE REMOVED.

            PROPOSAL 2:  APPROVAL OF THE ELIMINATION OR REVISION
          OF CERTAIN OF THE SERIES' FUNDAMENTAL INVESTMENT POLICIES
                         INTRODUCTION AND SUMMARY

  Each of the Funds is subject to investment restrictions which establish percentage and other limits that govern its investment activities. Under the Investment Company Act of 1940 (the "1940 Act"), investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies, including the Series on behalf of the Funds, are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the Series' Board of Trustees without shareholder approval.

  Some of its existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, the Investment Adviser believes certain fundamental restrictions should be revised, eliminated or reclassified as non-fundamental.

  The Board of Trustees, together with the Series' senior officers, have analyzed the current fundamental investment restrictions for each of the Funds, and have concluded that certain restrictions should be revised and reclassified as non-fundamental, and certain restrictions should be eliminated. The specific proposals are discussed below.

  The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Trustees will have greater flexibility to modify Fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Series will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board may consider desirable.

  IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVES
OF THE FUNDS, WHICH REMAIN UNCHANGED.   MOREOVER, THE BOARD DOES NOT ANTICIPATE
THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN ANY FUND.

  The text of the proposed changes to the Funds' fundamental restrictions is set forth below. Shareholders owning either Class 1 or Class 2 shares of a Fund (other than the Cash Management Fund) may vote for or against any or all of the changes that are the subject of Proposal 2. Because Proposals 2A and 2B do not apply to the Cash Management Fund, its shareholders may vote for or against Proposal 2C only. If the proposed changes are approved by the Funds' shareholders, the Series' prospectus and statement of additional information will be revised accordingly.

RESTRICTIONS PROPOSED TO BE REVISED AND RECLASSIFIED AS NON-FUNDAMENTAL (AND RELATED RESTRICTIONS PROPOSED TO BE ELIMINATED)

2A.  PURCHASING SECURITIES OF OTHER INVESTMENT COMPANIES

  These restrictions deal with certain anti-pyramiding concerns addressed by the 1940 Act. The proposed revisions would allow the Funds (other than the Cash Management Fund) to invest to a limited degree in entities falling within the technical definition of an investment company. On occasion, certain issuers in various lines of business, primarily financial, fall within this definition but otherwise represent attractive investment opportunities, consistent with the Funds' investment objectives. Current industry practice is to rely on the 1940 Act for investor protection.

 CURRENT TEXT (ALL FUNDS EXCEPT U.S. GOVERNMENT/AAA-RATED SECURITIES FUND AND CASH MANAGEMENT FUND)

[The Fund may not...] purchase securities of other investment companies, (except in connection with a merger, consolidation, acquisition, or reorganization); except that the Global Small Capitalization Fund may invest up to 5% of its total assets in the securities of other managed investment companies. Any such investments by the Global Small Capitalization Fund shall be limited to 3% of the voting stock of any investment company, provided, however, that the investment in the open market of a closed-end investment company where no more than customary broker's commissions are involved shall not be prohibited by this restriction.

  CURRENT TEXT (U.S. GOVERNMENT/AAA-RATED SECURITIES FUND)

 [The Fund may not...] knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization.

 PROPOSED TEXT (ALL FUNDS EXCEPT CASH MANAGEMENT FUND)

[The Fund may not...] invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

2B. ILLIQUID/RESTRICTED SECURITIES

  Each of the Funds have fundamental policies limiting the acquisition of "illiquid securities" (including repurchase agreements maturing in more than seven days). In addition, the U.S. Government/AAA-Rated Securities Fund has a fundamental policy prohibiting the acquisition of "restricted securities" (I.E., securities with legal or contractual limitations on transfer). These policies are not required to be fundamental by the 1940 Act. Historically, there has been a concern that restricted securities, which typically cannot be resold to the public, may be difficult for a mutual fund to sell at approximately the value at which the fund is carrying the investment. Restricted securities may or may not be illiquid, however. Some restricted securities are actively traded among institutional investors and thus highly liquid in the marketplace.

    For all funds other than the Cash Management Fund (which would retain its current restriction), investors would be protected by the proposed, non-fundamental investment restriction covering illiquid securities. The proposed increase in the limit on these investments, from 10% of total assets to 15% of net assets, is consistent with current regulatory standards applicable to all non-money market mutual funds. As part of this proposal, the fundamental restriction covering restricted securities for the U.S. Government/AAA-Rated Securities Fund would be eliminated. In addition, in connection with their review of these proposals, the Board of Trustees approved the elimination of the NON-FUNDAMENTAL restrictions set forth below.

 CURRENT TEXT (ALL FUNDS)

[The Fund may not...] enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 10% of the Fund's total assets would be so invested.

 CURRENT TEXT (U.S. GOVERNMENT/AAA-RATED SECURITIES FUND)

[The Fund may not...] acquire securities subject to restrictions on disposition imposed by the 1933 Act, if immediately after and as a result of such acquisition, the value of all such restricted securities and all other illiquid securities held by the Fund would exceed 10% of the value of the Fund's total assets.

CURRENT TEXT (NON-FUNDAMENTAL POLICY FOR ALL FUNDS EXCEPT U.S.
GOVERNMENT/AAA-RATED SECURITIES FUND AND CASH MANAGEMENT FUND)

 The Global Growth Fund, Global Small Capitalization Fund, International Fund and High-Yield Bond Fund may not invest more than 10% of the value of their total assets in securities which are restricted as to resale; the Growth Fund, Growth-Income Fund and Asset Allocation Fund may not invest more than 5% of the value of their respective total assets in securities which are restricted as to resale. (Rule 144A securities and Section 4(2) commercial paper, as defined in the Securities Act of 1933, are excluded from these investment limits.) As a condition to the acquisition of the type of securities mentioned herein, the funds will ordinarily require that the issuer of such securities agree to bear the expenses of registration under the Securities Act of 1933, if and when the Funds desire to sell such securities. The need to effect such registration could result in a delay in disposing of such securities.

 PROPOSED TEXT (NON-FUNDAMENTAL POLICY FOR ALL FUNDS EXCEPT CASH MANAGEMENT
FUND)

  [The Fund may not...] invest knowingly more than 15% of its net assets in illiquid securities.

RESTRICTIONS PROPOSED TO BE ELIMINATED

  The following investment restrictions are not required under the 1940 Act. They were originally adopted in response to state law restrictions or interpretations that no longer apply to the Funds. Therefore, in order to increase the ability of the Investment Adviser to manage the Funds' assets effectively and efficiently in response to market and regulatory change, it is proposed that these investment restrictions, which are currently listed as fundamental, be eliminated.

2C. PLEDGING ASSETS

  In certain circumstances these restrictions could interfere with the Funds' ability to borrow temporarily for extraordinary or emergency purposes. The Funds' current borrowing limits would remain unchanged.

  CURRENT TEXT (ALL FUNDS EXCEPT U.S. GOVERNMENT/AAA-RATED SECURITIES FUND)

[The Fund may not...] pledge, or hypothecate the Fund's assets.

CURRENT TEXT (U.S. GOVERNMENT/AAA-RATED SECURITIES FUND

 [The Fund may not...] mortgage, pledge or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THESE PROPOSED CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS.

3. APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST TO CHANGE THE NAME OF THE SERIES TO AMERICAN FUNDS INSURANCE SERIES.

  The Series began selling shares to separate accounts of The Lincoln National Life Insurance Company in 1987 under the name American Variable Insurance Series. The Series subsequently entered into participation agreements with other insurance companies to sell shares to separate accounts. These include:
Hartford Life Insurance Company, Travelers Life and Annuity Company, Prudential Life Insurance Company, Prudential Life Insurance Company, Transamerica Life Insurance Company and Paragon Life Insurance Company.

  In light of these new relationships and related marketing efforts, the Board of Trustees believes it is important that there be broad recognition of the Series' existing relationship with The American Funds Group.R Both the Series and each of the mutual funds in The American Funds Group are managed by Capital Research and Management Company. Accordingly, the Board of Trustees has proposed that the name of the Series be changed to "American Funds Insurance Series." The name change requires an amendment to the Declaration of Trust and therefore must also be approved by a vote of a majority of the shares outstanding and entitled to vote.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

4. RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR 2000

  Shareholders are requested to ratify the selection by the Board of Trustees (including a majority of trustees who are not "interested persons" of the Series as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP to act as independent public accountants for the Series for the year 2000. PricewaterhouseCoopers LLP has served as the Series' independent public accountant since March 18, 1991. No representative of PricewaterhouseCoopers LLP is expected to attend the shareholder meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                 OTHER MATTERS

  Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares they represent a discretionary authority to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Funds and their shareholders.

                             SHAREHOLDER PROPOSALS

  Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Series, at the Series' principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

  Under the laws of Massachusetts, where the Series is organized, and the Series' Declaration of Trust and By-Laws, the Series is not required to hold regular meetings of Fund shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, the Series does not expect to hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

  Capital Research and Management Company is the investment adviser to the Series and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821.

  The enclosed proxy is solicited by and on behalf of the Board of Trustees of the Series. The Series will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and trustees of the Series, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, DATE, SIGN, AND RETURN THE PROXY INSTRUCTION CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

  You may obtain a copy of the Series' most recent annual report, without charge, by writing to the Secretary of the Series at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

 By Order of the Board of Trustees,

 CHAD L. NORTON
 Secretary

May __, 2000

PROXY INSTRUCTION CARD
AMERICAN VARIABLE INSURANCE SERIES
PROXY INSTRUCTION CARD

 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE SERIES
 FOR THE MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 2000

The undersigned hereby appoints James K. Dunton, Chad L. Norton and James F. Rothenberg, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of Capital Research and Management Company, 333 South Hope Street, 55th Floor, Los Angeles, California, on Tuesday, June 20, 2000 at 1:00 p.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2, 3, AND 4.

 CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

 Signature

 Signature of joint owner, if any

 Date

                       AMERICAN VARIABLE INSURANCE SERIES

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1.  Election of Directors:                              FOR ALL         WITHHOLD ALL       FOR ALL EXCEPT

01  Lee A. Ault III       06  Leonard R. Fuller

02  H. Frederick          07  Mary Myers                []              []                 []
Christie                  Kauppila

03  Joe E. Davis          08  Donald D. O'Neal

04  James K. Dunton       09  Kirk P. Pendleton

05  Martin Fenton         10  James F.
                          Rothenberg


To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
 _____________________________________________________________________

                                                             FOR               AGAINST        ABSTAIN

2.  Approval of the proposed changes to the Series' investment restrictions:

  2A.  Reclassify restriction regarding purchasing           []                []             []
securities of other investment companies as a non-
fundamental restriction

  2B.  Reclassify restriction regarding                      []                []             []
illiquid/restricted securities as a non-fundamental
restriction

  2C.  Eliminate restriction regarding pledging              []                []             []
assets

3.  Approval of an amendment to the Declaration of           []                []             []
Trust to change the name of the Series

4.  Ratification of selection of                             []                []             []
PricewaterhouseCoopers LLP as independent
accountant:


 In their discretion, upon other matters as may properly come before the meeting.
                                   IMPORTANT
SHAREHOLDERS CAN HELP THE SERIES AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THIS PROXY INSTRUCTION CARD.